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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated August 2, 1996 included in Republic Group Incorporated's Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in the registration statement.


                                        ARTHUR ANDERSEN LLP


                                        /s/ Arthur Andersen LLP


Dallas, Texas
November 25, 1996